Exhibit 10.8

FORM OF JOINDER AGREEMENT AND CONSENT

This JOINDER AGREEMENT AND CONSENT is entered into as of [        ], between and among BRICKTOWN BREWERY RESTAURANTS LLC, an Oklahoma limited liability company (the “Borrower”); each subsidiary of Borrower from time to time party to the Note Purchase Agreement described below (the “Guarantors”, and together with the Borrower, the “Credit Parties”); [    ], a [        ] (collectively “New Guarantor”); PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, a Delaware limited partnership (“Fund III”), and PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP, a Delaware limited partnership (“Fund III-A”, and together with Fund III and each of their successors and assigns, each a “Lender”, and collectively, the “Lenders”), and Fund III as agent for the Lenders (in such capacity, the “Agent”);

WHEREAS, Credit Parties, Lenders and Agent are parties to that certain Note Purchase Agreement and Security Agreement dated as of January 31, 2015 (as amended from time to time, the “Purchase Agreement”), and to various of the Transaction Documents described therein. Any capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement; and

WHEREAS, Borrower, is acquiring all of the Equity Interests in the New Guarantor and Agent and Lenders are willing to consent to such acquisition provided that the New Guarantor become a party to the Transaction Documents as provided herein.

NOW THEREFORE, the parties hereto agree as follows:

1. The New Guarantor hereby agrees (A) to become, and does hereby become, a “Pledgor” under the Borrower Pledge Agreement and (B) to be bound by the Borrower Pledge Agreement as if originally a party thereto as a “Pledgor” and each of the Credit Parties, including, without limitation, the New Guarantor, consents to the pledge of the Equity Interests and the grant of the security interests under the Borrower Pledge Agreement and ratify and confirm in all respects the Borrower Pledge Agreement.

2. New Guarantor hereby represents and warrants that all of the representations and warranties contained in the Borrower Pledge Agreement (other than any representations relating solely to Borrower) are true and correct in all respects as of the date hereof. Each of the Credit Parties hereby represents and warrants as to itself that the schedule attached hereto as Attachment 1 is true and correct in all respects and such schedule sets forth all information required to be scheduled under Section 3.02 of the Borrower Pledge Agreement with respect to the Pledged Equity Interests, including without limitation, as such term applies to New Guarantor. New Guarantor represents and warrants that the schedule attached hereto as Attachment 2 is a true and correct copy of its organization documents, including all amendments through the date hereof.

3. Each Credit Party hereby represents and warrants to Agent and the Lenders that (A) all of the representations and warranties contained in the Borrower Pledge Agreement are true and correct in all respects (or, in the case of any representation or warranty that is not qualified by the words “material,” “Material Adverse Effect” or the like, in all material respects) as of the date hereof and (B) after giving effect to this Joinder Agreement and Consent and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

4. In reliance upon the representations, warranties and agreements contained herein, the Lenders and Agent hereby consent to the creation by Borrower of New Guarantor as a wholly-owned Subsidiary.

5. From and after the date hereof, (A) the Borrower Pledge Agreement, the other Transaction Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Joinder Agreement and Consent and (B) all references in any Transaction Document to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to such Transaction Document, shall mean such Transaction Document, as amended hereby.

6. The Transaction Documents shall continue in full force and effect, as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

Borrower:	BRICKTOWN BREWERY
RESTAURANTS LLC

By:
	Name:	[ ]
	Title	[ ]

Guarantors:	[ ]

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